                                                                    EXHIBIT 4.15


                           INDENTURE SUPPLEMENT NO. 1

     INDENTURE SUPPLEMENT NO. 1, dated as of [March 16, 1998] (the "Indenture Supplement"), among AIRPLANES U.S. TRUST, a Delaware business trust created pursuant to the Airplanes Trust Agreement ("Airplanes Trust"), as issuer of the Notes (the "Issuer"), AIRPLANES LIMITED, a limited liability company incorporated in Jersey, Channel Islands ("Airplanes Limited"), as guarantor of the Notes (the "Guarantor" and, together with the Issuer and their respective subsidiaries, "Airplanes Group") and BANKERS TRUST COMPANY, a New York banking corporation ("Bankers Trust"), as trustee of each class of Airplanes Trust Notes (the "Indenture Trustee"), to the Indenture dated as of March 28, 1996, among the Issuer, the Guarantor and the Trustee (the "Indenture"). Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Indenture.

                              W I T N E S S E T H:

     WHEREAS, the Issuer intends to issue three subclasses and one class of Refinancing Notes to refinance the Outstanding Principal Balance of the Subclass A-1, A-2 and A-3 Notes and the Class B Notes (the "1998 Refinancing") in accordance with Section 2.07 of the Indenture;

     WHEREAS, in accordance with the Indenture, each subclass or class of the Refinancing Notes to be issued in the 1998 Refinancing is intended to be entitled to all the rights and benefits appertaining to the corresponding subclass or class of Notes to be refinanced under the Indenture, except as specified herein or in the forms of such Refinancing Notes;

     WHEREAS, the Issuer intends to correct certain errors of a formal, minor or technical nature in the Indenture in connection with the 1998 Refinancing in accordance with Section 9.02 of the Indenture; and

     WHEREAS, all of the conditions and requirements necessary to make this Indenture Supplement, when duly executed and delivered, a legal, valid and binding instrument in accordance with its terms and for the purposes herein expressed, have been done, performed and fulfilled, and the execution and delivery of this Indenture Supplement in the form and with the terms hereof have been in all respects duly authorized.

     NOW, THEREFORE, in consideration of the premises herein, it is agreed among the Issuer, the Guarantor and the Indenture Trustee as follows:


                                   ARTICLE I


                                 MODIFICATIONS

     Section 1.01. Modifications. The Indenture is, effective as of the date hereof, hereby modified as follows:

          (a) Article I. (i) The following definitions shall be modified to read as follows:

          "Amortizing Notes" means the Subclass A-5 Notes, the Subclass A-6 Notes, the Class B Notes and each other class or subclass of Refinancing Airplanes Group Notes designated as such in the form of such Refinancing Airplanes Group Notes.

          "Class A Minimum Principal Payment Amount" means (i) on any Payment Date with respect to the Subclass A-5 Airplanes Group Notes, (ii) on any Payment Date after the payment in full of the Subclass A-5 Airplanes Group Notes with respect to the Subclass A-6 Airplanes Group Notes and (iii) on any Payment Date following the relevant Amortization Commencement Date, if applicable, with respect to each subclass of Soft Bullet Notes, in each case to the extent that any amount remains Outstanding thereon, the difference, if positive, between the aggregate Outstanding Principal Balance of the Class A Airplanes Group Notes and the Class A Target Principal Balance on such Payment Date; provided that, if on any Payment Date the Outstanding Principal Balance of the Class A Airplanes Group Notes is greater than the Adjusted Portfolio Value, then the "Class A Minimum Principal Payment

     Amount" shall be equal to the difference between the Outstanding Principal Balance of the Class A Airplanes Group Notes and the Class A Adjusted Balance.

          "Class A Supplemental Principal Payment Amount" means (i) on any Payment Date with respect to the Subclass A-5 Airplanes Group Notes, (ii) on any Payment Date after the payment in full of the Subclass A-5 Airplanes Group Notes with respect to the Subclass A-6 Airplanes Group Notes and
     (iii) on any Payment Date following the relevant Amortization Commencement Date, if applicable, with respect to each subclass of Soft Bullet Notes, in each case to the extent that any amount remains Outstanding thereon, the difference, if positive, between (A) the Outstanding Principal Balance of the Class A Airplanes Group Notes (after giving effect to the payment of the Class A Minimum Principal Payment Amount and any Class A Principal Adjustment Amount to be made on such Payment Date) and (B) the Class A Supplemental Principal Balance on such Payment Date.


          "Class B Certificates" means the Class B Pass Through Certificates due March 15, 2019, issued by the Class B Pass Through Trust in the initial aggregate principal amount of $[337,000,000], including any certificate issued in replacement or substitution therefor, and any Refinancing Certificate issued to refinance any such Class B Certificates, in each case ranking pari passu in order of payment priority with the Class B Certificates.



          "Class B Notes" means the Class B Notes due March 15, 2019, of the
     Issuer in an initial aggregate principal amount of $   --   , including any
     note issued in replacement or substitution therefor, and any Refinancing
     Note issued to refinance any such Class B Note, in each case ranking pari passu in order of payment priority with the Class B Notes, substantially in the form attached as Exhibit B hereto.


          "Class B Pass Through Trust Agreement" means the Class B Pass Through Trust Agreement dated as of March 16, 1998, among the Issuer, the Guarantor and Bankers Trust, as trustee.

          "Floating Rate Redemption Price" means (i) with respect to the Subclass A-1 Airplanes Group Notes, the Subclass A-2 Airplanes Group Notes, the Subclass A-3 Airplanes Group Notes and the Subclass A-4 Airplanes Group Notes, (A) prior to the Premium Expiration Date applicable thereto, 102% of the Outstanding Principal Balance of the portion of such subclass of Notes being redeemed, and (B) on or after the Premium Expiration Date applicable thereto, the Outstanding Principal Balance of the portion of such subclass of Notes being redeemed, without Premium and (ii) with respect to the Subclass A-5 Airplanes Group Notes, the Outstanding Principal Balance of the portions of such subclass of Notes being redeemed, without Premium; provided, however, that the Floating Rate Redemption Price of any Refinancing Airplanes Group Notes shall be the Floating Rate Redemption Price, if any, designated as such in the form of such Refinancing Airplanes Group Notes.


          "Senior Trustee" means the Indenture Trustee of the Senior Class of the Notes or, if the Senior Notes shall be the Class E Notes, the Class E Note Representative; provided that if more than one Person shall otherwise be the Indenture Trustee of the various subclasses of Class A Notes, then
     (i) so long as any Subclass A-1 Notes are Outstanding, the Senior Trustee shall be the Indenture Trustee of the Subclass A-1 Notes, (ii) after the Subclass A-1 Notes have been repaid in full and so long as any Subclass A-2 Notes are Outstanding, the Senior Trustee shall be the Indenture Trustee of the Subclass A-2 Notes, (iii) after the Subclass A-1 Notes and Subclass A-2 Notes have been repaid in full and so long as any Subclass A-3 Notes are Outstanding, the Senior Trustee shall be the Indenture Trustee of the Subclass A-3 Notes, (iv) after the Subclass A-1 Notes, the Subclass A-2 Notes and the Subclass A-3 Notes have been paid in full and so long as any Subclass A-4 Notes are Outstanding, the Senior Trustee shall be the Indenture Trustee of the Subclass A-4 Notes, (v) after the Subclass A-1 Notes, the Subclass A-2 Notes, the Subclass A-3 Notes and the Subclass A-4 Notes have been paid in full and so long as any Subclass A-5 Notes are Outstanding, the Senior Trustee shall be the Indenture Trustee of the Subclass A-5 Notes, (vi) after the Subclass A-1 Notes, the Subclass A-2 Notes, the Subclass A-3 Notes, the Subclass A-4 Notes and the Subclass A-5 Notes have been paid in full and so long as any Subclass A-6 Notes are Outstanding, the Senior Trustee shall be the Indenture Trustee of the Subclass A-6 Notes, (vii) after the Subclass A-1 Notes, the Subclass A-2 Notes, the Subclass A-3 Notes, the Subclass A-4 Notes, the Subclass A-5 Notes and the Subclass A-6 Notes have been paid in full and so long as any

     Subclass A-7 Notes are Outstanding, the Senior Trustee shall be the Indenture Trustee of the Subclass A-7 Notes, (viii) after the Subclass A-1 Notes, the Subclass A-2 Notes, the Subclass A-3 Notes, the Subclass A-4 Notes, the Subclass A-5 Notes, the Subclass A-6 Notes and the Subclass A-7 Notes have been paid in full and so long as any Subclass A-8 Notes are Outstanding, the Senior Trustee shall be the Indenture Trustee of the Subclass A-8 Notes and (ix) after the Subclass A-1 Notes, the Subclass A-2 Notes, the Subclass A-3 Notes, the Subclass A-4 Notes and the Subclass A-5 Notes have been paid in full and so long as any subclass of Class A Refinancing Notes are Outstanding, the Senior Trustee shall be the Indenture Trustee of the subclass of Class A Refinancing Notes with the lowest numerical designation by subclass from time to time.


          "Soft Bullet Guarantor Notes" means the Subclass A-1 Guarantor Notes, the Subclass A-2 Guarantor Notes, the Subclass A-3 Guarantor Notes, the Subclass A-4 Guarantor Notes, the Subclass A-7 Guarantor Notes, the Subclass A-8 Guarantor Notes and each other class or subclass of Refinancing Guarantor Notes designated as such in the form of such Refinancing Guarantor Notes.

          "Soft Bullet Notes" means the Subclass A-1 Notes, the Subclass A-2 Notes, the Subclass A-3 Notes, the Subclass A-4 Notes, the Subclass A-7 Notes, the Subclass A-8 Notes and each other class or subclass of Refinancing Notes designated as such in the form of such Refinancing Notes.

          "Step-Up Interest" means (i) with respect to any Subclass A-1, Subclass A-2, Subclass A-3, Subclass A-4, Subclass A-7 or Subclass A-8 Airplanes Group Notes not repaid on or before the Expected Final Payment Date thereof and (ii) with respect to the Subclass A-5 Airplanes Group Notes for any period during which Step-Up Interest is accruing on any other class of the Class A Airplanes Group Notes, interest at a rate of 0.5% per annum which shall accrue in addition to the stated rate of interest on the Outstanding Principal Balance of such subclass.

          "Subclass A-4 Amortization Commencement Date" means the date that is the earlier of (i) the Expected Final Payment Date of the Subclass A-4 Airplanes Group Notes and (ii) the date of repayment in full of the Subclass A-5 Airplanes Group Notes, the Subclass A-6 Airplanes Group Notes and any future subclass of Class A Airplanes Group Notes designated as a subclass of "Amortizing Notes" (in each case other than through an issue of Refinancing Notes).

     (ii) The following terms shall be added to have the following meanings indicated below:

          "Subclass A-6 Airplanes Group Notes" means the Subclass A-6 Notes and the Subclass A-6 Guarantor Notes.

          "Subclass A-6 Certificates" means the Subclass A-6 Pass Through Certificates due March 15, 2019, issued by the Subclass A-6 Pass Through Trust in an aggregate initial principal amount of $850,000,000, including any certificates issued in replacement or substitution therefor and any Refinancing Certificate issued to refinance any such Subclass A-6 Certificate, in each case ranking pari passu in order of payment priority to the Subclass A-6 Certificates.

          "Subclass A-6 Guarantor Notes" means the "Subclass A-6 Notes" referred to in the Guarantor Indenture.

          "Subclass A-6 Noteholder" means a Person in whose name a Subclass A-6
     Note is registered from time to time in the register for the Subclass A-6 Notes maintained by or on behalf of the Issuer.

          "Subclass A-6 Notes" means the Subclass A-6 Notes, due March 15, 2019, of the Issuer in the initial aggregate principal amount of $76,563,333.53, issued to refinance the Subclass A-1 Notes, including any note issued in replacement or substitution therefor and any Refinancing Note issued to refinance any such note, in each case ranking pari passu in order of payment priority to the Subclass A-6 Notes, substantially in the form of Exhibit A-1 hereto.

          "Subclass A-6 Pass Through Trust" means the trust created pursuant to the Subclass A-6 Pass Through Trust Agreement.

          "Subclass A-6 Pass Through Trust Agreement" means the Subclass A-6 Pass Through Trust Agreement dated as of [March 16, 1998], among the Issuer, the Guarantor and Bankers Trust, as trustee.

          "Subclass A-6 Principal Distribution Amount" means, collectively, on any Payment Date, the Class A Minimum Principal Payment Amount, if any, the Class A Principal Adjustment Amount, if any, and the Class A Supplemental Principal Payment Amount, if any, to be paid in respect of principal of the Class A Airplanes Group Notes on such Payment Date in accordance with
     Section 3.08 hereof and allocable to the Subclass A-6 Airplanes Group Notes in accordance with Section 3.09 hereof.

          "Subclass A-7 Airplanes Group Notes" means the Subclass A-7 Notes and the Subclass A-7 Guarantor Notes.


          "Subclass A-7 Amortization Commencement Date" means the date that is the earlier of (i) the date of repayment in full of the Subclass A-4 Airplanes Group Notes, the Subclass A-5 Airplanes Group Notes, the Subclass A-6 Airplanes Group Notes and any future subclass of Class A Airplanes Group Notes designated or a subclass of Amortizing Notes (in each case other than through an issue of Refinancing Notes) and (ii) the date on which both (A) the Expected Final Payment Date for the Subclass A-7 Airplanes Group Notes has occurred and (B) the Subclass A-4 Airplanes Group Notes, the Subclass A-5 Airplanes Group Notes and the Subclass A-6 Airplanes Group Notes have been repaid in full.


          "Subclass A-7 Certificates" means the Subclass A-7 Pass Through Certificates due March 15, 2019, issued by the Subclass A-7 Pass Through Trust in an aggregate initial principal amount of $750,000,000, including any certificates issued in replacement or substitution therefor and any Refinancing Certificate issued to refinance any such Subclass A-7 Certificate, in each case ranking pari passu in order of payment priority to the Subclass A-7 Certificates.

          "Subclass A-7 Guarantor Notes" means the "Subclass A-7 Notes" referred to in the Guarantor Indenture.

          "Subclass A-7 Noteholder" means a Person in whose name a Subclass A-7
     Note is registered from time to time in the register for the Subclass A-7 Notes maintained by or on behalf of the Issuer.

          "Subclass A-7 Notes" means the Subclass A-7 Notes, due March 15, 2019, of the Issuer in the initial aggregate principal amount of $67,555,882.53, issued to refinance the Subclass A-2 Notes, including any note issued in replacement or substitution therefor and any Refinancing Note issued to refinance any such note, in each case ranking pari passu in order of payment priority to the Subclass A-7 Notes, substantially in the form of Exhibit A-2 hereto.

          "Subclass A-7 Pass Through Trust" means the trust created pursuant to the Subclass A-7 Pass Through Trust Agreement.

          "Subclass A-7 Pass Through Trust Agreement" means the Subclass A-7 Pass Through Trust Agreement dated as of [March 16, 1998], among the Issuer, the Guarantor and Bankers Trust, as trustee.

          "Subclass A-7 Principal Distribution Amount" means, collectively, on any Payment Date after the Amortization Commencement Date with respect to such subclass, the Class A Minimum Principal Payment Amount, if any, the Class A Principal Adjustment Amount, if any, and the Class A Supplemental Principal Payment Amount, if any, to be paid in respect of principal of the Class A Airplanes Group Notes on such Payment Date in accordance with
     Section 3.08 hereof and allocable to the Subclass A-7 Airplanes Group Notes in accordance with Section 3.09 hereof.

          "Subclass A-8 Airplanes Group Notes" means the Subclass A-8 Notes and the Subclass A-8 Guarantor Notes.


          "Subclass A-8 Amortization Commencement Date" means the date that is the earlier of (i) the date of repayment in full of the Subclass A-4 Airplanes Group Notes, the Subclass A-5 Airplanes Group Notes, the Subclass-6 Airplanes Group Notes, the Subclass A-7 Airplanes Group Notes and any future subclass of Class A Airplanes Group Notes designated as a subclass of Amortizing Notes (in each case other than through an issue of Refinancing Notes) and (ii) the date on which both (A) the Expected Final Payment Date for the Subclass A-8 Airplanes Group Notes has occurred and (B) the Subclass A-4 Airplanes Group Notes, the Subclass A-5 Airplanes Group Notes, the Subclass A-6 Airplanes Group Notes and the Subclass A-7 Airplanes Group Notes have been repaid in full.


          "Subclass A-8 Certificates" means the Subclass A-8 Pass Through Certificates due March 15, 2019, issued by the Subclass A-8 Pass Through Trust in an aggregate initial principal amount of $500,000,000, including any certificates issued in replacement or substitution therefor and any Refinancing Certificate issued to refinance any such Subclass A-8 Certificate, in each case ranking pari passu in order of payment priority to the Subclass A-8 Certificates.

          "Subclass A-8 Guarantor Notes" means the "Subclass A-8 Notes" referred to in the Guarantor Indenture.

          "Subclass A-8 Noteholder" means a Person in whose name a Subclass A-8
     Note is registered from time to time in the register for the Subclass A-8 Notes maintained by or on behalf of the Issuer.

          "Subclass A-8 Notes" means the Subclass A-8 Notes, due March 15, 2019, of the Issuer in the initial aggregate principal amount of $45,037,255.02, issued to refinance the Subclass A-3 Notes, including any note issued in replacement or substitution therefor and any Refinancing Note issued to refinance any such note, in each case ranking pari passu in order of payment priority to the Subclass A-8 Notes, substantially in the form of Exhibit A-3 hereto.

          "Subclass A-8 Pass Through Trust" means the trust created pursuant to the Subclass A-8 Pass Through Trust Agreement.

          "Subclass A-8 Pass Through Trust Agreement" means the Subclass A-8 Pass Through Trust Agreement dated as of [March 16, 1998], among the Issuer, the Guarantor and Bankers Trust, as trustee.

          "Subclass A-8 Principal Distribution Amount" means, collectively, on any Payment Date after the Amortization Commencement Date with respect to such subclass, the Class A Minimum Principal Payment Amount, if any, the Class A Principal Adjustment Amount, if any, and the Class A Supplemental Principal Payment Amount, if any, to be paid in respect of principal of the Class A Airplanes Group Notes on such Payment Date in accordance with
     Section 3.08 hereof and allocable to the Subclass A-8 Airplanes Group Notes in accordance with Section 3.09 hereof.

          (b) Section 3.09 is hereby amended and restated in its entirety to read as follows:


        "Section 3.09. Allocation of Principal Payments Among Subclasses of the Class A Airplanes Group Notes. To the extent that any Class A Minimum Principal Payment Amount, Class A Principal Adjustment Amount, Class A Supplemental Principal Payment Amount or Redemption Price is required to be made with respect to the Class A Airplanes Group Notes, and sufficient funds are available therefor, such amounts will be applied to repay, first, all amounts Outstanding under the Subclass A-1 Airplanes Group Notes, then, all amounts Outstanding under the Subclass A-2 Airplanes Group Notes, then, all amounts Outstanding under the Subclass A-3 Airplanes Group Notes, then, all amounts Outstanding under the Subclass A-4 Airplanes Group Notes but in each case only following their respective Amortization Commencement Dates, then, all amounts Outstanding under the Subclass A-5 Airplanes Group Notes, then, all amounts Outstanding under the Subclass A-6 Airplanes Group Notes, then, all amounts Outstanding under the Subclass A-7 Airplanes Group Notes but only following its Amortization Commencement Date, then, all amounts Outstanding under the Subclass A-8 Airplanes Group Notes but only following its Amortization Commencement Date."

                                   ARTICLE II

                               REFINANCING NOTES

     Section 2.01. The Refinancing Notes. There are hereby created Subclass A-6, A-7 and A-8 Notes and Class B Notes to be issued under the Indenture to refinance the Outstanding Principal Balances of the Subclass A-1, A-2 and A-3 Notes and the existing Class B Notes on the date hereof. The terms and conditions applicable to the Subclass A-6, A-7 and A-8 Notes and the Class B Notes are as follows:


          (a) The aggregate principal amount of the Subclass A-6 Notes that shall be authenticated under the Indenture upon their issuance is $76,563,333.53, the aggregate principal amount of the Subclass A-7 Notes that shall be authenticated under the Indenture upon their issuance is $67,555,882.53, the aggregate principal amount of the Subclass A-8 Notes that shall be authenticated under the Indenture upon their issuance is $45,037,255.02 and the aggregate principal amount of the Class B Notes that shall be authenticated under the Indenture upon their issuance is
     $   --   .


          (b) The Subclass A-6, A-7 and A-8 Notes and the Class B Notes shall be in the form attached hereto as Exhibits A-1, A-2, A-3 and B.

          (c) The proceeds of the sale of the Subclass A-6, A-7 and A-8 Notes and the Class B Notes shall be used to repay the Outstanding Principal Balances of the Subclass A-1, A-2 and A-3 Notes and the existing Class B Notes on the date hereof.

          (d) Notwithstanding any provisions in the Indenture to the contrary, the Subclass A-7 and A-8 Notes shall be entitled to Step-Up Interest on any Outstanding Principal Balance of such subclass on or after its Expected Final Payment Date.

     Section 2.02. Issuance of Notes. On the date hereof, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver, in fully registered form only, the Subclass A-6, A-7 and A-8 Notes and the Class B Notes upon the written order of the Issuer, in authorized denominations and in the names specified by the Issuer.

                                  ARTICLE III

                             THE INDENTURE TRUSTEE

     Section 3.01. The Indenture Trustee. The Indenture Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Indenture Supplement or the due execution hereof by the Issuer, or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Issuer.

     Except as herein otherwise provided, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed by the Indenture Trustee other than as set forth in the Indenture, and this Indenture Supplement is executed and accepted on behalf of the Indenture Trustee, subject to all the terms and conditions set forth in the Indenture, upon the effectiveness thereof, as fully to all intents as if the same were herein set forth at length.

                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

     Section 4.01. Trust Indenture Ratified. Except and so far as herein expressly provided, all of the provisions, terms and conditions of the Trust Indenture are in all respects ratified and confirmed; and the Trust Indenture and this Indenture Supplement shall be taken, read and construed as one and the same instrument.

     Section 4.02. GOVERNING LAW. THIS INDENTURE SUPPLEMENT, THE SUBCLASS A-6, A-7 AND A-8 NOTES AND THE CLASS B NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     Section 4.03. Execution in Counterparts. This Indenture Supplement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the Indenture Trustee, the Issuer and the Guarantor have caused this Indenture Supplement to be duly executed as of the day and year first written above.

                                          AIRPLANES U.S. TRUST, as Issuer

                                          By:
                                          --------------------------------------
                                              Name:
                                              Title: Controlling Trustee

                                          AIRPLANES LIMITED, as Guarantor

                                          By:
                                          --------------------------------------
                                              Name:
                                              Title: Director

                                          BANKERS TRUST COMPANY, not in its
                                          individual capacity but solely as
                                          Indenture Trustee

                                          By:
                                          --------------------------------------
                                              Name:
                                              Title:

                                  EXHIBIT A-1

                           FORM OF SUBCLASS A-6 NOTE

                              AIRPLANES U.S. TRUST

                     SUBCLASS A-6 NOTE, DUE MARCH 15, 2019

No.____________                                                    $____________

                                              [DATE]

     AIRPLANES U.S. TRUST, a business trust organized under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to BANKERS TRUST COMPANY, as Trustee, or registered
assigns, the principal sum of        --       DOLLARS ($   --   ) on March 15,
2019 (the "Final Maturity Date") and to pay interest monthly in arrears on the Outstanding Principal Balance hereof at a fluctuating interest rate per annum
equal to the sum of LIBOR plus    --   % per annum (the "Stated Interest Rate")
from the date hereof until the Outstanding Principal Balance hereof is paid or duly provided for, payable on each Payment Date. Interest on this Subclass A-6
Note in each Interest Accrual Period shall be calculated on the basis of a 360-day year and the actual number of days elapsed in such Interest Accrual Period.

     This Subclass A-6 Note is one of a duly authorized issue of Refinancing Notes of the Issuer, designated as its "Subclass A-6 Notes, due March 15, 2019", issued under the Trust Indenture dated as of March 28, 1996 and supplemented by an Indenture Supplement dated as of [March 16, 1998] (as amended or supplemented from time to time, the "Indenture"), among the Issuer, AIRPLANES LIMITED, a limited liability company organized under the laws of Jersey, Channel Islands (the "Guarantor"), and Bankers Trust Company, as indenture trustee (the "Indenture Trustee"). All capitalized terms used in this Subclass A-6 Note and not defined herein shall have the respective meanings assigned to such terms in the Indenture. Reference is made to the Indenture and all indentures supplemental thereto for a statement of the respective rights and obligations thereunder of the Issuer, the Guarantor, the Indenture Trustee and the Subclass A-6 Noteholders. This Subclass A-6 Note is subject to all terms of the Indenture and shall constitute an Amortizing Note thereunder.


     The Issuer will redeem the Outstanding Principal Balance of this Subclass A-6 Note prior to the Final Maturity Date on the dates and in the amounts specified in the Indenture, subject to the availability of Available Collections therefor after making payments entitled to priority under Sections 3.08 and 3.09 of the Indenture. The Expected Final Payment Date of this Subclass A-6 Note is January 15, 2004.


     The Issuer may redeem all or part of the Outstanding Principal Balance of this Subclass A-6 Note prior to the Final Maturity Date on the Payment Dates, in the amounts and under the circumstances specified in the Indenture.

     Other than in the case of a redemption for taxation reasons specified in the Indenture, upon (i) any redemption funded other than from Available Collections (including proceeds from Refinancing Notes and proceeds from third parties) of any amount of the Outstanding Principal Balance of this Subclass A-6 Note, such amount shall be redeemed at a Redemption Price equal to the product of the Redemption Premium for such date of redemption set forth below and the Outstanding Principal Balance thereof and (ii) any redemption out of Available Collections, such amount shall be redeemed at a Redemption Price equal to the

Outstanding Principal Balance thereof, without premium (such redemption price being the "Floating Rate Redemption Price" referred to in the Indenture for the Subclass A-6 Notes).

                                                                    REDEMPTION
                REDEMPTION DATE                                      PREMIUM
                ---------------                                     ----------
                On or after March 16, 1998                            101.50%
                On or after March 15, 1999                            101.00%
                On or after March 15, 2000                            100.50%
                On or after March 15, 2001                            100.00%
                On or after March 15, 2002                            100.00%
                On or after March 15, 2003                            100.00%

     Any amount of Premium or interest on this Subclass A-6 Note that is not paid when due shall, to the fullest extent permitted by applicable law, bear interest at a fluctuating interest rate per annum equal to the Stated Interest Rate from the date when due until such amount is paid or duly provided for, payable on the next succeeding Payment Date, subject to the availability of Available Collections therefor after making payments entitled to priority under Sections 3.08 and 3.09 of the Indenture.

     The indebtedness evidenced by the Subclass A-6 Notes is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Claims (as defined in the Indenture), and this Subclass A-6 Note is issued subject to such provisions. Each Holder of this Subclass A-6 Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Indenture Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Indenture Trustee his attorney-in-fact for such purpose.

     The maturity of this Subclass A-6 Note is subject to acceleration upon the occurrence and during the continuance of the Events of Default specified in the Indenture.

     This Subclass A-6 Note is and will be secured, on a subordinated basis, by the collateral pledged as security therefor as provided in the Security Documents.

     Subject to and in accordance with the terms of the Indenture, there will be distributed monthly on each Payment Date commencing on April 15, 1998, to the Person in whose name this Subclass A-6 Note is registered at the close of business on the Record Date with respect to such Payment Date, in the manner specified in Section 3.08 of the Indenture, such Person's pro rata share (based on the aggregate percentage of the Outstanding Principal Balance of the Subclass A-6 Notes held by such Person) of the aggregate amount distributable to all Holders of Subclass A-6 Notes on such Payment Date.

     All amounts payable in respect of this Subclass A-6 Note shall be payable in U.S. dollars in immediately available funds at the Corporate Trust Office of the Indenture Trustee or as otherwise directed in the manner provided in the Indenture to the Holder hereof on the Record Date relating to such payment. Notwithstanding the foregoing, the Indenture Trustee shall pay, or cause to be paid, if so requested by the Holder hereof by written notice to the Issuer and the Indenture Trustee, all amounts payable hereunder to the Holder hereof, or a nominee therefor, by transferring by wire in immediately available funds to an account maintained by the Holder hereof with a bank in the United States, the amount to be distributed to the Holder hereof (provided that written instructions necessary to implement such wire transfers are received by the Indenture Trustee prior to the Record Date related to any payment), without any presentment or surrender of any Subclass A-6 Note, except that the Holder hereof shall surrender this Subclass A-6 Note to the Indenture Trustee upon payment in full of the principal and interest on this Subclass A-6 Note and such other sums payable to the Holder hereof hereunder or under the Indenture. Any reduction in the principal amount of this Subclass A-6 Note (or any one or more predecessor Subclass A-6 Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Subclass A-6 Note and of any Subclass A-6 Note issued upon the registration of transfer of, in exchange or in lieu of or upon the refinancing of this Subclass A-6 Note, whether or not noted hereon.

     The Holder of this Subclass A-6 Note agrees, by acceptance hereof, to pay over to the Cash Manager any money (including principal, Premium and interest) paid to it in respect of this Subclass A-6 Note in the event that the Cash Manager, acting in good faith, determines subsequently that such monies were not paid in accordance with the priority of payment provisions of the Indenture or as a result of any other mistake of fact or law on the part of the Cash Manager in making such payment.

     As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Subclass A-6 Note may be registered on the register maintained by the Indenture Trustee for the purpose of registering transfers and exchanges upon surrender of this Subclass A-6 Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed, and such other documents as the Indenture Trustee may require, and thereupon one or more new Subclass A-6 Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Subclass A-6 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     Prior to the due presentment for registration of transfer of this Subclass A-6 Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may deem and treat the Person in whose name this Subclass A-6 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the absolute owner and Holder hereof for the purpose of receiving payment of all amounts payable with respect to this Subclass A-6 Note and for all other purposes, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture permits the amendment or modification of the Indenture and the Subclass A-6 Notes by the Issuer with the consent of the Holders of a majority of the Outstanding Principal Balance of all Notes on the date of any vote of such Holders (voting as a single class); provided that, without the consent of each Holder of any class or subclass of Notes then Outstanding, no such amendment may (i) modify the provisions of the Indenture, the Notes or the Cash Management Agreement setting forth the frequency or the currency of payment of, the maturity of, or the method of calculation of the amount of, any interest, principal and Premium, if any, payable in respect of such class or subclass of Notes, (ii) modify the provisions of Section 5.02 of the Indenture relating to the sale of any assets of the Issuer, (iii) reduce the percentage of the aggregate Outstanding Principal Balance of such class or subclass of Notes required to approve any amendment or waiver of Section 9.01 of the Indenture or
(iv) alter the manner or priority of payment of any class or subclass of Notes or the priority of payment of the Expenses, the Swap Payments or the Swap Breakage Costs (each, a "Basic Terms Modification"). Any such amendment or modification shall be binding on every Holder hereof, whether or not notation thereof is made upon this Subclass A-6 Note. The Indenture also permits the Indenture Trustee to agree, without the consent of any Noteholder, (a) to any modification (other than a Basic Terms Modification) of, or the waiver or authorization of any breach or prospective breach of, any provision of any Related Document or of the relevant Notes to correct a manifest error or an error which is of a formal, minor or technical nature or (b) to modify the provisions of the Indenture or the Cash Management Agreement relating to the timing of movement of Rental Payments or other monies received or Expenses incurred among the Accounts by the Cash Manager.

     The subordination provisions contained in Section 3.08, Section 3.09 and
Article X of the Indenture may not be amended or modified without the consent of each Noteholder of the class or subclass affected thereby and each Noteholder of any class or subclass of Notes ranking senior thereto. In no event shall the provisions set forth in Section 3.08 of the Indenture relating to the priority of the Expenses, Swap Payments and Swap Breakage Costs be amended or modified.

     The Indenture also contains provisions permitting the Holders of Notes representing a majority of the Outstanding Principal Balance of the Senior Class of Notes, on behalf of the Holders of all of the Subclass A-6 Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon all present and future Holders of this Subclass A-6 Note and of any Subclass A-6 Note issued upon the registration of transfer of, in exchange or in lieu of or upon the refinancing of this Subclass A-6 Note, whether or not notation of such consent or waiver is made upon this Subclass A-6 Note.

     The term "Issuer" as used in this Subclass A-6 Note includes any successor to the Issuer under the Indenture.

     The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Subclass A-6 Notes under the Indenture.

     The Subclass A-6 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     This Subclass A-6 Note shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Subclass A-6 Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this Subclass A-6 Note to be duly executed by its Responsible Officer.

                                          AIRPLANES U.S. TRUST

                                          By:
                                            ------------------------------------
                                            Name:
                                            Title:

               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Subclass A-6 Notes designated above and referred to in the within-mentioned Indenture.

Date:
     ------------------                   BANKERS TRUST COMPANY, not in
                                            its individual capacity but solely
                                            as Indenture Trustee


                                          By:
                                             -----------------------------------
                                             Authorized Signatory

                            FORM OF TRANSFER NOTICE

     FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

INSERT TAXPAYER IDENTIFICATION NO.

------------------------------------------------------

------------------------------------------------------
(Please print or typewrite name and address including zip code of assignee)

------------------------------------------------------
the within Note and all rights thereunder, hereby irrevocably constituting and appointing

------------------------------------------------------
attorney to transfer said Note on the books of the Issuer with full power of substitution in the premises.

Date:                                     [Signature of Transferor]
     ---------------------------------    -------------------------------------


                                          NOTE:  The signature to this
                                          assignment must correspond with the
                                          name as written upon the face of the
                                          within-mentioned instrument in every
                                          particular, without alteration or any
                                          change whatsoever.

                                  EXHIBIT A-2

                           FORM OF SUBCLASS A-7 NOTE

                              AIRPLANES U.S. TRUST

                     SUBCLASS A-7 NOTE, DUE MARCH 15, 2019

No.____________                                                    $____________

                                              [DATE]

     AIRPLANES U.S. TRUST, a business trust organized under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to BANKERS TRUST COMPANY, as Trustee, or registered
assigns, the principal sum of        --       DOLLARS ($   --   ) on March 15,
2019 (the "Final Maturity Date") and to pay interest monthly in arrears on the Outstanding Principal Balance hereof at a fluctuating interest rate per annum
equal to the sum of LIBOR plus    --   % per annum (the "Stated Interest Rate")
from the date hereof until the Outstanding Principal Balance hereof is paid or duly provided for, payable on each Payment Date. Interest on this Subclass A-7
Note in each Interest Accrual Period shall be calculated on the basis of a 360-day year and the actual number of days elapsed in such Interest Accrual Period.

     This Subclass A-7 Note is one of a duly authorized issue of Refinancing Notes of the Issuer, designated as its "Subclass A-7 Notes, due March 15, 2019", issued under the Trust Indenture dated as of March 28, 1996 and supplemented by an Indenture Supplement dated as of [March 16, 1998] (as amended or supplemented from time to time, the "Indenture"), among the Issuer, AIRPLANES LIMITED, a limited liability company organized under the laws of Jersey, Channel Islands (the "Guarantor"), and Bankers Trust Company, as indenture trustee (the "Indenture Trustee"). All capitalized terms used in this Subclass A-7 Note and not defined herein shall have the respective meanings assigned to such terms in the Indenture. Reference is made to the Indenture and all indentures supplemental thereto for a statement of the respective rights and obligations thereunder of the Issuer, the Guarantor, the Indenture Trustee and the Subclass A-7 Noteholders. This Subclass A-7 Note is subject to all terms of the Indenture and shall constitute a Soft Bullet Note thereunder.

     The Issuer will redeem the Outstanding Principal Balance of this Subclass A-7 Note prior to the Final Maturity Date on the dates and in the amounts specified in the Indenture, subject to the availability of Available Collections therefor after making payments entitled to priority under Sections 3.08 and 3.09 of the Indenture. The Expected Final Payment Date of this Subclass A-7 Note is March 15, 2001.

     The Issuer may redeem all or part of the Outstanding Principal Balance of this Subclass A-7 Note prior to the Final Maturity Date on the Payment Dates, in the amounts and under the circumstances specified in the Indenture.

     Other than in the case of a redemption for taxation reasons specified in the Indenture, upon (i) any redemption funded other than from Available Collections (including proceeds from Refinancing Notes and proceeds from third parties) of any amount of the Outstanding Principal Balance of this Subclass A-7 Note, such amount shall be redeemed at a Redemption Price equal to the product of the Redemption Premium for such date of Redemption set forth below and the Outstanding Principal Balance thereof and (ii) any redemption out of Available Collections, such amount shall be redeemed at a Redemption Price equal to the Outstanding Principal Balance thereof, without premium (such redemption price being the "Floating Rate Redemption Price" referred to in the Indenture for the Subclass A-7 Notes).


                                                                    REDEMPTION
                REDEMPTION DATE                                      PREMIUM
                ---------------                                     ----------
                On or after March 16, 1998                            101.00%
                On or after March 15, 1999                            100.50%
                On or after March 15, 2000                            100.25%
                On or after March 15, 2001                            100.00%

     Following the Expected Final Payment Date of this Subclass A-7 Note and until the Outstanding Principal Balance hereof is paid or duly provided for, the Outstanding Principal Balance hereof shall bear additional interest ("Step-Up Interest") at the rate of 0.50% per annum, payable on each Payment Date, subject to the availability of Available Collections therefor after making payments entitled to priority under Sections 3.08 and 3.09 of the Indenture.

     Any amount of Premium or interest (including Step-Up Interest) on this Subclass A-7 Note that is not paid when due shall, to the fullest extent permitted by applicable law, bear interest at a fluctuating interest rate per annum equal to the Stated Interest Rate plus, following the Expected Final Payment Date of this Subclass A-7 Note, 0.50% per annum from the date when due until such amount is paid or duly provided for, payable on the next succeeding Payment Date, subject, in the case of Step-Up Interest, to the availability of Available Collections therefor after making payments entitled to priority under Sections 3.08 and 3.09 of the Indenture.

     The indebtedness evidenced by the Subclass A-7 Notes is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Claims (as defined in the Indenture), and this Subclass A-7 Note is issued subject to such provisions. Each Holder of this Subclass A-7 Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Indenture Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Indenture Trustee his attorney-in-fact for such purpose.

     The maturity of this Subclass A-7 Note is subject to acceleration upon the occurrence and during the continuance of the Events of Default specified in the Indenture.

     This Subclass A-7 Note is and will be secured, on a subordinated basis, by the collateral pledged as security therefor as provided in the Security Documents.

     Subject to and in accordance with the terms of the Indenture, there will be distributed monthly on each Payment Date commencing on April 15, 1998, to the Person in whose name this Subclass A-7 Note is registered at the close of business on the Record Date with respect to such Payment Date, in the manner specified in Section 3.08 of the Indenture, such Person's pro rata share (based on the aggregate percentage of the Outstanding Principal Balance of the Subclass A-7 Notes held by such Person) of the aggregate amount distributable to all Holders of Subclass A-7 Notes on such Payment Date.

     All amounts payable in respect of this Subclass A-7 Note shall be payable in U.S. dollars in immediately available funds at the Corporate Trust Office of the Indenture Trustee or as otherwise directed in the manner provided in the Indenture to the Holder hereof on the Record Date relating to such payment. Notwithstanding the foregoing, the Indenture Trustee shall pay, or cause to be paid, if so requested by the Holder hereof by written notice to the Issuer and the Indenture Trustee, all amounts payable hereunder to the Holder hereof, or a nominee therefor, by transferring by wire in immediately available funds to an account maintained by the Holder hereof with a bank in the United States, the amount to be distributed to the Holder hereof (provided that written instructions necessary to implement such wire transfers are received by the Indenture Trustee prior to the Record Date related to any payment), without any presentment or surrender of any Subclass A-7 Note, except that the Holder hereof shall surrender this Subclass A-7 Note to the Indenture Trustee upon payment in full of the principal and interest on this Subclass A-7 Note and such other sums payable to the Holder hereof hereunder or under the Indenture. Any reduction in the principal amount of this Subclass A-7 Note (or any one or more predecessor Subclass A-7 Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Subclass A-7 Note and of any Subclass A-7 Note issued upon the registration of transfer of, in exchange or in lieu of or upon the refinancing of this Subclass A-7 Note, whether or not noted hereon.

     The Holder of this Subclass A-7 Note agrees, by acceptance hereof, to pay over to the Cash Manager any money (including principal, Premium and interest) paid to it in respect of this Subclass A-7 Note in the event that the Cash Manager, acting in good faith, determines subsequently that such monies were not paid in accordance with the priority of payment provisions of the Indenture or as a result of any other mistake of fact or law on the part of the Cash Manager in making such payment.

     As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Subclass A-7 Note may be registered on the register maintained by the Indenture Trustee for the purpose of registering transfers and exchanges upon surrender of this Subclass A-7 Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed, and such other documents as the Indenture Trustee may require, and thereupon one or more new Subclass A-7 Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Subclass A-7 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     Prior to the due presentment for registration of transfer of this Subclass A-7 Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may deem and treat the Person in whose name this Subclass A-7 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the absolute owner and Holder hereof for the purpose of receiving payment of all amounts payable with respect to this Subclass A-7 Note and for all other purposes, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture permits the amendment or modification of the Indenture and the Subclass A-7 Notes by the Issuer with the consent of the Holders of a majority of the Outstanding Principal Balance of all Notes on the date of any vote of such Holders (voting as a single class); provided that, without the consent of each Holder of any class or Subclass of Notes then Outstanding, no such amendment may (i) modify the provisions of the Indenture, the Notes or the Cash Management Agreement setting forth the frequency or the currency of payment of, the maturity of, or the method of calculation of the amount of, any interest, principal and Premium, if any, payable in respect of such class or Subclass of Notes, (ii) modify the provisions of Section 5.02 of the Indenture relating to the sale of any assets of the Issuer, (iii) reduce the percentage of the aggregate Outstanding Principal Balance of such class or Subclass of Notes required to approve any amendment or waiver of Section 9.01 of the Indenture or
(iv) alter the manner or priority of payment of any class or Subclass of Notes or the priority of payment of the Expenses, the Swap Payments or the Swap Breakage Costs (each, a "Basic Terms Modification"). Any such amendment or modification shall be binding on every Holder hereof, whether or not notation thereof is made upon this Subclass A-7 Note. The Indenture also permits the Indenture Trustee to agree, without the consent of any Noteholder, (a) to any modification (other than a Basic Terms Modification) of, or the waiver or authorization of any breach or prospective breach of, any provision of any Related Document or of the relevant Notes to correct a manifest error or an error which is of a formal, minor or technical nature or (b) to modify the provisions of the Indenture or the Cash Management Agreement relating to the timing of movement of Rental Payments or other monies received or Expenses incurred among the Accounts by the Cash Manager.

     The subordination provisions contained in Section 3.08, Section 3.09 and
Article X of the Indenture may not be amended or modified without the consent of each Noteholder of the class or Subclass affected thereby and each Noteholder of any class or Subclass of Notes ranking senior thereto. In no event shall the provisions set forth in Section 3.08 of the Indenture relating to the priority of the Expenses, Swap Payments and Swap Breakage Costs be amended or modified.

     The Indenture also contains provisions permitting the Holders of Notes representing a majority of the Outstanding Principal Balance of the Senior Class of Notes, on behalf of the Holders of all of the Subclass A-7 Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon all present and future Holders of this Subclass A-7 Note and of any Subclass A-7 Note issued upon the registration of transfer of, in exchange or in lieu of or upon the refinancing of this Subclass A-7 Note, whether or not notation of such consent or waiver is made upon this Subclass A-7 Note.

     The term "Issuer" as used in this Subclass A-7 Note includes any successor to the Issuer under the Indenture.

     The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Subclass A-7 Notes under the Indenture.

     The Subclass A-7 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     This Subclass A-7 Note shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Subclass A-7 Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this Subclass A-7 Note to be duly executed by its Responsible Officer.

                                          AIRPLANES U.S. TRUST

                                          By:
                                            ------------------------------------
                                            Name:
                                            Title:

               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Subclass A-7 Notes designated above and referred to in the within-mentioned Indenture.

Date:  _______________________           BANKERS TRUST COMPANY, not in its
                                            individual capacity but solely as
                                            Indenture Trustee

                                          By:
                                             -----------------------------------
                                             Authorized Signatory

                            FORM OF TRANSFER NOTICE

     FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

INSERT TAXPAYER IDENTIFICATION NO.

---------------------------------------------------------

---------------------------------------------------------
(Please print or typewrite name and address including zip code of assignee)

---------------------------------------------------------
the within Note and all rights thereunder, hereby irrevocably constituting and appointing

---------------------------------------------------------
attorney to transfer said Note on the books of the Issuer with full power of substitution in the premises.

Date:                                     [Signature of Transferor]
     ---------------------------------    -------------------------------------


                                          NOTE: The signature to this assignment
                                          must correspond with the name as
                                          written upon the face of the
                                          within-mentioned instrument in every
                                          particular, without alteration or any
                                          change whatsoever.

                                  EXHIBIT A-3

                           FORM OF SUBCLASS A-8 NOTE

                              AIRPLANES U.S. TRUST

                     SUBCLASS A-8 NOTE, DUE MARCH 15, 2019

No.____________                                                    $____________

                                              [DATE]

     AIRPLANES U.S. TRUST, a business trust organized under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to BANKERS TRUST COMPANY, as Trustee, or registered
assigns, the principal sum of        --       DOLLARS ($   --   ) on March 15,
2019 (the "Final Maturity Date") and to pay interest monthly in arrears on the Outstanding Principal Balance hereof at a fluctuating interest rate per annum
equal to the sum of LIBOR plus    --   % per annum (the "Stated Interest Rate")
from the date hereof until the Outstanding Principal Balance hereof is paid or duly provided for, payable on each Payment Date. Interest on this Subclass A-8
Note in each Interest Accrual Period shall be calculated on the basis of a 360-day year and the actual number of days elapsed in such Interest Accrual Period.

     This Subclass A-8 Note is one of a duly authorized issue of Refinancing Notes of the Issuer, designated as its "Subclass A-8 Notes, due March 15, 2019", issued under the Trust Indenture dated as of March 28, 1996 and supplemented by an Indenture Supplement dated as of [March 16, 1998] (as amended or supplemented from time to time, the "Indenture"), among the Issuer, AIRPLANES LIMITED, a limited liability company organized under the laws of Jersey, Channel Islands (the "Guarantor"), and Bankers Trust Company, as indenture trustee (the "Indenture Trustee"). All capitalized terms used in this Subclass A-8 Note and not defined herein shall have the respective meanings assigned to such terms in the Indenture. Reference is made to the Indenture and all indentures supplemental thereto for a statement of the respective rights and obligations thereunder of the Issuer, the Guarantor, the Indenture Trustee and the Subclass A-8 Noteholders. This Subclass A-8 Note is subject to all terms of the Indenture and shall constitute a Soft Bullet Note thereunder.

     The Issuer will redeem the Outstanding Principal Balance of this Subclass A-8 Note prior to the Final Maturity Date on the dates and in the amounts specified in the Indenture, subject to the availability of Available Collections therefor after making payments entitled to priority under Sections 3.08 and 3.09 of the Indenture. The Expected Final Payment Date of this Subclass A-8 Note is March 15, 2003.

     The Issuer may redeem all or part of the Outstanding Principal Balance of this Subclass A-8 Note prior to the Final Maturity Date on the Payment Dates, in the amounts and under the circumstances specified in the Indenture.

     Other than in the case of a redemption for taxation reasons specified in the Indenture, upon (i) any redemption funded other than from Available Collections (including proceeds from Refinancing Notes and proceeds from third parties) of any amount of the Outstanding Principal Balance of this Subclass A-8 Note, such amount shall be redeemed at a Redemption Price equal to the product of the Redemption Premium for such date of redemption set forth below and the Outstanding Principal Balance thereof and (ii) any redemption out of Available Collections, such amount shall be redeemed at a Redemption Price equal to the

Outstanding Principal Balance thereof, without premium (such redemption price being the "Floating Rate Redemption Price" referred to in the Indenture for the Subclass A-8 Notes).

                                                                    REDEMPTION
                REDEMPTION DATE                                      PREMIUM
                ---------------                                     ----------
                On or after March 16, 1998                            101.50%
                On or after March 15, 1999                            101.00%
                On or after March 15, 2000                            100.50%
                On or after March 15, 2001                            100.00%
                On or after March 15, 2002                            100.00%

     Following the Expected Final Payment Date of this Subclass A-8 Note and until the Outstanding Principal Balance hereof is paid or duly provided for, the Outstanding Principal Balance hereof shall bear additional interest ("Step-Up Interest") at the rate of 0.50% per annum, payable on each Payment Date, subject to the availability of Available Collections therefor after making payments entitled to priority under Sections 3.08 and 3.09 of the Indenture.

     Any amount of Premium or interest (including Step-Up Interest) on this Subclass A-8 Note that is not paid when due shall, to the fullest extent permitted by applicable law, bear interest at a fluctuating interest rate per annum equal to the Stated Interest Rate plus, following the Expected Final Payment Date of this Subclass A-8 Note, 0.50% per annum from the date when due until such amount is paid or duly provided for, payable on the next succeeding Payment Date, subject, in the case of Step-Up Interest, to the availability of Available Collections therefor after making payments entitled to priority under Sections 3.08 and 3.09 of the Indenture.

     The indebtedness evidenced by the Subclass A-8 Notes is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Claims (as defined in the Indenture), and this Subclass A-8 Note is issued subject to such provisions. Each Holder of this Subclass A-8 Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Indenture Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Indenture Trustee his attorney-in-fact for such purpose.

     The maturity of this Subclass A-8 Note is subject to acceleration upon the occurrence and during the continuance of the Events of Default specified in the Indenture.

     This Subclass A-8 Note is and will be secured, on a subordinated basis, by the collateral pledged as security therefor as provided in the Security Documents.

     Subject to and in accordance with the terms of the Indenture, there will be distributed monthly on each Payment Date commencing on April 15, 1998, to the Person in whose name this Subclass A-8 Note is registered at the close of business on the Record Date with respect to such Payment Date, in the manner specified in Section 3.08 of the Indenture, such Person's pro rata share (based on the aggregate percentage of the Outstanding Principal Balance of the Subclass A-8 Notes held by such Person) of the aggregate amount distributable to all Holders of Subclass A-8 Notes on such Payment Date.

     All amounts payable in respect of this Subclass A-8 Note shall be payable in U.S. dollars in immediately available funds at the Corporate Trust Office of the Indenture Trustee or as otherwise directed in the manner provided in the Indenture to the Holder hereof on the Record Date relating to such payment. Notwithstanding the foregoing, the Indenture Trustee shall pay, or cause to be paid, if so requested by the Holder hereof by written notice to the Issuer and the Indenture Trustee, all amounts payable hereunder to the Holder hereof, or a nominee therefor, by transferring by wire in immediately available funds to an account maintained by the Holder hereof with a bank in the United States, the amount to be distributed to the Holder hereof (provided that written instructions necessary to implement such wire transfers are received by the Indenture Trustee prior to the Record Date related to any payment), without any presentment or surrender of any Subclass A-8 Note, except that the Holder hereof shall surrender this Subclass A-8 Note to the Indenture Trustee upon payment in full of the principal and interest on this Subclass A-8 Note and such other sums payable to the

Holder hereof hereunder or under the Indenture. Any reduction in the principal amount of this Subclass A-8 Note (or any one or more predecessor Subclass A-8 Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Subclass A-8 Note and of any Subclass A-8 Note issued upon the registration of transfer of, in exchange or in lieu of or upon the refinancing of this Subclass A-8 Note, whether or not noted hereon.

     The Holder of this Subclass A-8 Note agrees, by acceptance hereof, to pay over to the Cash Manager any money (including principal, Premium and interest) paid to it in respect of this Subclass A-8 Note in the event that the Cash Manager, acting in good faith, determines subsequently that such monies were not paid in accordance with the priority of payment provisions of the Indenture or as a result of any other mistake of fact or law on the part of the Cash Manager in making such payment.

     As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Subclass A-8 Note may be registered on the register maintained by the Indenture Trustee for the purpose of registering transfers and exchanges upon surrender of this Subclass A-8 Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed, and such other documents as the Indenture Trustee may require, and thereupon one or more new Subclass A-8 Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Subclass A-8 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     Prior to the due presentment for registration of transfer of this Subclass A-8 Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may deem and treat the Person in whose name this Subclass A-8 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the absolute owner and Holder hereof for the purpose of receiving payment of all amounts payable with respect to this Subclass A-8 Note and for all other purposes, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture permits the amendment or modification of the Indenture and the Subclass A-8 Notes by the Issuer with the consent of the Holders of a majority of the Outstanding Principal Balance of all Notes on the date of any vote of such Holders (voting as a single class); provided that, without the consent of each Holder of any class or Subclass of Notes then Outstanding, no such amendment may (i) modify the provisions of the Indenture, the Notes or the Cash Management Agreement setting forth the frequency or the currency of payment of, the maturity of, or the method of calculation of the amount of, any interest, principal and Premium, if any, payable in respect of such class or Subclass of Notes, (ii) modify the provisions of Section 5.02 of the Indenture relating to the sale of any assets of the Issuer, (iii) reduce the percentage of the aggregate Outstanding Principal Balance of such class or Subclass of Notes required to approve any amendment or waiver of Section 9.01 of the Indenture or
(iv) alter the manner or priority of payment of any class or Subclass of Notes or the priority of payment of the Expenses, the Swap Payments or the Swap Breakage Costs (each, a "Basic Terms Modification"). Any such amendment or modification shall be binding on every Holder hereof, whether or not notation thereof is made upon this Subclass A-8 Note. The Indenture also permits the Indenture Trustee to agree, without the consent of any Noteholder, (a) to any modification (other than a Basic Terms Modification) of, or the waiver or authorization of any breach or prospective breach of, any provision of any Related Document or of the relevant Notes to correct a manifest error or an error which is of a formal, minor or technical nature or (b) to modify the provisions of the Indenture or the Cash Management Agreement relating to the timing of movement of Rental Payments or other monies received or Expenses incurred among the Accounts by the Cash Manager.

     The subordination provisions contained in Section 3.08, Section 3.09 and
Article X of the Indenture may not be amended or modified without the consent of each Noteholder of the class or Subclass affected thereby and each Noteholder of any class or Subclass of Notes ranking senior thereto. In no event shall the provisions set forth in Section 3.08 of the Indenture relating to the priority of the Expenses, Swap Payments and Swap Breakage Costs be amended or modified.

     The Indenture also contains provisions permitting the Holders of Notes representing a majority of the Outstanding Principal Balance of the Senior Class of Notes, on behalf of the Holders of all of the Subclass A-8 Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon all present and future Holders of this Subclass A-8 Note and of any Subclass A-8 Note issued upon the registration of transfer of, in exchange or in lieu of or upon the refinancing of this Subclass A-8 Note, whether or not notation of such consent or waiver is made upon this Subclass A-8 Note.

     The term "Issuer" as used in this Subclass A-8 Note includes any successor to the Issuer under the Indenture.

     The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Subclass A-8 Notes under the Indenture.

     The Subclass A-8 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     This Subclass A-8 Note shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Subclass A-8 Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this Subclass A-8 Note to be duly executed by its Responsible Officer.

                                          AIRPLANES U.S. TRUST

                                          By:
                                          --------------------------------------
                                            Name:
                                            Title:

               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Subclass A-8 Notes designated above and referred to in the within-mentioned Indenture.

Date:
     ------------------                   BANKERS TRUST COMPANY, not in
                                            its individual capacity but solely
                                            as Indenture Trustee


                                          By:
                                             -----------------------------------
                                             Authorized Signatory

                            FORM OF TRANSFER NOTICE

     FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

INSERT TAXPAYER IDENTIFICATION NO.

------------------------------------------------------

------------------------------------------------------
(Please print or typewrite name and address including zip code of assignee)

------------------------------------------------------
the within Note and all rights thereunder, hereby irrevocably constituting and appointing

------------------------------------------------------
attorney to transfer said Note on the books of the Issuer with full power of substitution in the premises.

Date:                                     [Signature of Transferor]
     ---------------------------------    -------------------------------------


                                          NOTE: The signature to this assignment
                                          must correspond with the name as
                                          written upon the face of the
                                          within-mentioned instrument in every
                                          particular, without alteration or any
                                          change whatsoever.

                                   EXHIBIT B

                              FORM OF CLASS B NOTE

                              AIRPLANES U.S. TRUST

                        CLASS B NOTE, DUE MARCH 15, 2019

No.____________                                                    $____________

                                              [DATE]

     AIRPLANES U.S. TRUST, a business trust organized under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to BANKERS TRUST COMPANY, as Trustee, or registered
assigns, the principal sum of        --       DOLLARS ($   --   ) on March 15,
2019 (the "Final Maturity Date") and to pay interest monthly in arrears on the Outstanding Principal Balance hereof at a fluctuating interest rate per annum
equal to the sum of LIBOR plus    --   % per annum (the "Stated Interest Rate")
from the date hereof until the Outstanding Principal Balance hereof is paid or duly provided for, payable on each Payment Date. Interest on this Class B Note in each Interest Accrual Period shall be calculated on the basis of a 360-day year and the actual number of days elapsed in such Interest Accrual Period.

     This Class B Note is one of a duly authorized issue of Refinancing Notes of the Issuer, designated as its "Class B Notes, due March 15, 2019", issued under the Trust Indenture dated as of March 28, 1996 and supplemented by an Indenture Supplement dated as of [March 16, 1998] (as amended or supplemented from time to time, the "Indenture"), among the Issuer, AIRPLANES LIMITED, a limited liability company organized under the laws of Jersey, Channel Islands (the "Guarantor"), and Bankers Trust Company, as indenture trustee (the "Indenture Trustee"). All capitalized terms used in this Class B Note and not defined herein shall have the respective meanings assigned to such terms in the Indenture. Reference is made to the Indenture and all indentures supplemental thereto for a statement of the respective rights and obligations thereunder of the Issuer, the Guarantor, the Indenture Trustee and the Class B Noteholders. This Class B Note is subject to all terms of the Indenture and shall constitute an Amortizing Note thereunder.


     The Issuer will redeem the Outstanding Principal Balance of this Class B Note prior to the Final Maturity Date on the dates and in the amounts specified in the Indenture, subject to the availability of Available Collections therefor after making payments entitled to priority under Section 3.08 of the Indenture. The Expected Final Payment Date of this Class B Note is March 15, 2009.


     The Issuer may redeem all or part of the Outstanding Principal Balance of this Class B Note prior to the Final Maturity Date on the Payment Dates, in the amounts and under the circumstances specified in the Indenture.

     Other than in the case of a redemption for taxation reasons specified in the Indenture, upon (i) any redemption funded other than from Available Collections (including proceeds from Refinancing Notes and proceeds from third parties) of any amount of the Outstanding Principal Balance of this Class B Note in excess of the Principal Distribution Amount applicable hereto, such amount shall be redeemed at a Redemption Price equal to the product of the Redemption Premium for such date of redemption set forth below and the Outstanding Principal Balance thereof and (ii) any redemption out of the Available Collections, such amount shall be redeemed at a Redemption Price equal to the Outstanding Principal

Balance thereof, without premium (such redemption price being the "Floating Rate Redemption Price" referred to in the Indenture for the Class B Notes).


                                                                    REDEMPTION
                REDEMPTION DATE                                      PREMIUM
                ---------------                                     ----------
                On or after March 16, 1998                            102.00%
                On or after March 15, 1999                            101.50%
                On or after March 15, 2000                            101.00%
                On or after March 15, 2001                            100.50%
                On or after March 15, 2002                            100.25%
                On or after March 15, 2003                            100.00%


     Any amount of Premium or interest on this Class B Note that is not paid when due shall, to the fullest extent permitted by applicable law, bear interest at a fluctuating interest rate per annum equal to the Stated Interest Rate from the date when due until such amount is paid or duly provided for, payable on the next succeeding Payment Date, subject to the availability of Available Collections therefor after making payments entitled to priority under Section
3.08 of the Indenture.

     The indebtedness evidenced by the Class B Notes is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Claims (as defined in the Indenture), and this Class B Note is issued subject to such provisions. Each Holder of this Class B Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Indenture Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Indenture Trustee his attorney-in-fact for such purpose.

     The maturity of this Class B Note is subject to acceleration upon the occurrence and during the continuance of the Events of Default specified in the Indenture. The Class B Noteholders shall not be permitted to deliver a Default Notice or to exercise any remedy in respect of any such Event of Default until all interest and principal on the Class A Notes have been paid in full.

     This Class B Note is and will be secured, on a subordinated basis, by the collateral pledged as security therefor as provided in the Security Documents.

     Subject to and in accordance with the terms of the Indenture, there will be distributed monthly on each Payment Date commencing on April 15, 1998, to the Person in whose name this Class B Note is registered at the close of business on the Record Date with respect to such Payment Date, in the manner specified in
Section 3.08 of the Indenture, such Person's pro rata share (based on the aggregate percentage of the Outstanding Principal Balance of the Class B Notes held by such Person) of the aggregate amount distributable to all Holders of Class B Notes on such Payment Date.

     All amounts payable in respect of this Class B Note shall be payable in U.S. dollars in immediately available funds at the Corporate Trust Office of the Indenture Trustee or as otherwise directed in the manner provided in the Indenture to the Holder hereof on the Record Date relating to such payment. Notwithstanding the foregoing, the Indenture Trustee shall pay, or cause to be paid, if so requested by the Holder hereof by written notice to the Issuer and the Indenture Trustee, all amounts payable hereunder to the Holder hereof, or a nominee therefor, by transferring by wire in immediately available funds to an account maintained by the Holder hereof with a bank in the United States, the amount to be distributed to the Holder hereof (provided that written instructions necessary to implement such wire transfers are received by the Indenture Trustee prior to the Record Date related to any payment), without any presentment or surrender of any Class B Note, except that the Holder hereof shall surrender this Class B Note to the Indenture Trustee upon payment in full of the principal and interest on this Class B Note and such other sums payable to the Holder hereof hereunder or under the Indenture. Any reduction in the principal amount of this Class B Note (or any one or more predecessor Class B Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class B Note and of any Class B Note issued upon the registration of transfer of, in exchange or in lieu of or upon the refinancing of this Class B Note, whether or not noted hereon.

     The Holder of this Class B Note agrees, by acceptance hereof, to pay over to the Cash Manager any money (including principal, Premium and interest) paid to it in respect of this Class B Note in the event that the Cash Manager, acting in good faith, determines subsequently that such monies were not paid in accordance with the priority of payment provisions of the Indenture or as a result of any other mistake of fact or law on the part of the Cash Manager in making such payment.

     As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class B Note may be registered on the register maintained by the Indenture Trustee for the purpose of registering transfers and exchanges upon surrender of this Class B Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed, and such other documents as the Indenture Trustee may require, and thereupon one or more new Class B Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class B Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     Prior to the due presentment for registration of transfer of this Class B Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may deem and treat the Person in whose name this Class B Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the absolute owner and Holder hereof for the purpose of receiving payment of all amounts payable with respect to this Class B Note and for all other purposes, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture permits the amendment or modification of the Indenture and the Class B Notes by the Issuer with the consent of the Holders of a majority of the Outstanding Principal Balance of all Notes on the date of any vote of such Holders (voting as a single class); provided that, without the consent of each Holder of any class or subclass of Notes then Outstanding, no such amendment may
(i) modify the provisions of the Indenture, the Notes or the Cash Management Agreement setting forth the frequency or the currency of payment of, the maturity of, or the method of calculation of the amount of, any interest, principal and Premium, if any, payable in respect of such class or subclass of Notes, (ii) modify the provisions of Section 5.02 of the Indenture relating to the sale of any assets of the Issuer, (iii) reduce the percentage of the aggregate Outstanding Principal Balance of such class or subclass of Notes required to approve any amendment or waiver of Section 9.01 of the Indenture or
(iv) alter the manner or priority of payment of any class or subclass of Notes or the priority of payment of the Expenses, the Swap Payments or the Swap Breakage Costs (each, a "Basic Terms Modification"). Any such amendment or modification shall be binding on every Holder hereof, whether or not notation thereof is made upon this Class B Note. The Indenture also permits the Indenture Trustee to agree, without the consent of any Noteholder, (a) to any modification (other than a Basic Terms Modification) of, or the waiver or authorization of any breach or prospective breach of, any provision of any Related Document or of the relevant Notes to correct a manifest error or an error which is of a formal, minor or technical nature or (b) to modify the provisions of the Indenture or the Cash Management Agreement relating to the timing of movement of Rental Payments or other monies received or Expenses incurred among the Accounts by the Cash Manager.

     The subordination provisions contained in Section 3.08, Section 3.09 and
Article X of the Indenture may not be amended or modified without the consent of each Noteholder of the class or subclass affected thereby and each Noteholder of any class or subclass of Notes ranking senior thereto. In no event shall the provisions set forth in Section 3.08 of the Indenture relating to the priority of the Expenses, Swap Payments and Swap Breakage Costs be amended or modified.

     The Indenture also contains provisions permitting the Holders of Notes representing a majority of the Outstanding Principal Balance of the Senior Class of Notes, on behalf of the Holders of all of the Class B Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon all present and future Holders of this Class B Note and of any Class B Note issued upon the registration of transfer of, in exchange or in lieu of or upon the refinancing of this Class B Note, whether or not notation of such consent or waiver is made upon this Class B Note.

     The term "Issuer" as used in this Class B Note includes any successor to the Issuer under the Indenture.

     The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Class B Notes under the Indenture.

     The Class B Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     This Class B Note shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Class B Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this Class B Note to be duly executed by its Responsible Officer.

                                          AIRPLANES U.S. TRUST

                                          By:
                                            ------------------------------------
                                            Name:
                                            Title:

               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Class B Notes designated above and referred to in the within-mentioned Indenture.

Date: ____________________               BANKERS TRUST COMPANY, not in its
                                            individual capacity but solely as
                                            Indenture Trustee


                                          By:
                                             -----------------------------------
                                             Authorized Signatory

                            FORM OF TRANSFER NOTICE

     FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

INSERT TAXPAYER IDENTIFICATION NO.

---------------------------------------------------------

---------------------------------------------------------
(Please print or typewrite name and address including zip code of assignee)

---------------------------------------------------------
the within Note and all rights thereunder, hereby irrevocably constituting and appointing

---------------------------------------------------------
attorney to transfer said Note on the books of the Issuer with full power of substitution in the premises.

Date:                                     [Signature of Transferor]
     ---------------------------------    -------------------------------------


                                          NOTE: The signature to this assignment
                                          must correspond with the name as
                                          written upon the face of the
                                          within-mentioned instrument in every
                                          particular, without alteration or any
                                          change whatsoever.